Exhibit 99.1

Aquaron Announces Postponement of Annual Meeting

Meeting to Now be Held on Tuesday, May 6, 2025 at 6:00 p.m. Via Live Audio Webcast

NEW YORK, May 05, 2025 (GLOBE NEWSWIRE) -- Aquaron Acquisition Corp. (“Aquaron” or the “Company”) (OTCMKTS: AQUC), a publicly traded special purpose acquisition company, today announced that its Annual Meeting of Stockholders (the “Annual Meeting”), originally scheduled for Tuesday, May 6, 2025 at 11:00 a.m. (Eastern Time), has been postponed. The Annual Meeting is now scheduled to be held on Tuesday, May 6, 2025 at 6:00 p.m. (Eastern Time) and will still be held virtually via live audio webcast at www.cleartrustonline.com/aqu.

The record date for the Annual Meeting, April 2, 2025, remains unchanged and applies to the postponed Annual Meeting.

By the redemption deadline for the Annual Meeting, holders of 757,365 of the 805,532 publicly held shares of the Company’s common stock had properly elected to redeem their shares for a pro rata portion of the funds in the Company’s trust account. The Annual Meeting has been postponed in light of this significant redemption activity.

Stockholders who have already cast their votes do not need to take any action, unless they wish to change or revoke their prior proxy or voting instructions, and their votes will be counted at the postponed Annual Meeting. For stockholders who have not yet cast their votes, we urge them to vote their shares now, so they can be tabulated prior to the postponed Annual Meeting.

The Company’s board of directors unanimously recommends that you vote FOR the proposals identified in the Company’s Definitive Proxy Statement for the Annual Meeting.

Important Additional Information

Information with respect to the proposals to be considered at the Annual Meeting and instructions on how to vote can be found in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission on April 14, 2025 with respect to the Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Stockholders may obtain a copy of the Proxy Statement at the SEC’s web site www.sec.gov.

If a stockholder has any questions about submitting a proxy or requires assistance, please contact Aquaron proxy solicitor, ClearTrust, at 813.235.4490 (call collect), or by sending an email to inbox@cleartrusttransfer.com.

Whether or not stockholders plan to attend the postponed Annual Meeting online, we urge you to vote your shares as described in the Definitive Proxy Statement for the Annual Meeting. It is important that every stockholder’s shares be represented at the Annual Meeting regardless of the number of shares held. The Company urges stockholders to please consider the issues presented in the Definitive Proxy Statement for the Annual Meeting and promptly vote the stockholder’s shares to ensure that such shares are represented at the Annual Meeting. Submitting a proxy now will not prevent a stockholder from voting the stockholder’s shares at the postponed Annual Meeting if the stockholder desires to do so, as a proxy is revocable at the stockholder’s option.

About Aquaron

Aquaron is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Yi Zhou

yizhou@aquaroncorp.com

Aquaron Acquisition Corp.